Logan Capital Large Cap Growth Fund
Summary Prospectus
August 28, 2021

Institutional Class	LGNGX
Investor Class	LGNHX

Before you invest, you may want to review the Logan Capital Large Cap Growth Fund's (the "Large Cap Growth Fund" or the "Fund") Statutory Prospectus and Statement of Additional Information ("SAI"), which contain more information about the Fund and its risks.  The current Statutory Prospectus and SAI dated August 28, 2021, are incorporated by reference into this Summary Prospectus.  You can find the Large Cap Growth Fund's Statutory Prospectus, SAI, shareholder reports and other information about the Fund online at http://logancapitalfunds.com/funds/how-to-invest/.  You can also get this information at no cost by calling 1-855-215-1200 or by sending an e-mail request to funds@logancapital.com.

Investment Objective
The Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses (includes Shareholder Servicing Plan Fee and Recoupment)	0.59%	0.59%
Recoupment(1)	0.01%	0.01%
Shareholder Servicing Plan Fee	0.10%	0.10%
Total Annual Fund Operating Expenses	1.24%	1.49%
(1)The Advisor has contractually agreed to waive a portion or all of its management fees and pay Large Cap Growth Fund expenses in order to limit Total Annual Fund Operating Expenses after fee waivers/recoupments (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 1.14% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least August 27, 2022, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

Example
This Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$126	$391	$677	$1,490
Investor Class	$152	$469	$809	$1,769

Portfolio Turnover
The Large Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Logan Capital’s Large Cap Growth investment philosophy is based on the belief that earnings growth ultimately drives stock prices. Our investment process seeks to identify companies that have the ability to generate sustainable and durable long-term earnings growth. Our goal is to invest in U.S. companies that have outstanding earnings growth due to factors such as superior pricing power, distribution channels, management, etc. The companies in the portfolio are selected for their innovative thinking which often results in a captive market for their service or product. We are patient, long-term growth investors, which means we will often hold through earnings setbacks that we believe are short-term in nature as long as the fundamentals indicate that a resumption in earnings growth is probable.

Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in large capitalization equity securities. The Fund expects to invest principally in equity securities that are traded on U.S. securities exchanges. For purposes of the Fund’s investments, large capitalization securities are those whose market capitalization at the time of purchase falls within the range of the Russell 1000® Index. As of the most recent reconstitution on June 30, 2021, companies in the Russell 1000® Index had market capitalizations ranging from $730 million to $2.27 trillion. Equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants, and may include securities of companies that are offered pursuant to an initial public offering (“IPO”). From time to time, the Fund may be invested significantly in securities of companies in the same economic sector. For example, as of April 30, 2021, 38.29% of the Fund’s net assets were invested in securities within the information technology sector.

The Fund may invest up to 20% of its total assets in securities of foreign issuers, including issuers in emerging markets. Additionally, the Fund may invest up to 15% of its total assets in other investment companies, including exchange-traded funds (“ETFs”), and may purchase and sell options on equities and stock indices with respect to 10% of its total assets. The Fund may also sell securities short with respect to 10% of its total assets. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.

The Large Cap Growth Fund’s investment process is “bottom up” and focused on superior security selection. The investment team utilizes a three-component process that includes top-down macroeconomic analysis, fundamental research and technical analysis. For a stock to be eligible for portfolio inclusion, it must pass all three independent components of this process.

1)Macroeconomic analysis – To aid in security selection, the Advisor begins by analyzing macroeconomic factors including, but not limited to, trends in real gross domestic product (“GDP”) growth, short and long-term interest rates, yield curve, inflation, U.S. Federal Reserve Board actions, productivity gains and corporate cash flow.

2)Fundamental analysis – Investment ideas are generated utilizing the Advisor’s proprietary ranking and screening tool which assigns a score, based on a number of factors, to a broad universe of stocks, giving the Advisor an advantage when evaluating new opportunities. Factors considered include, but are not limited to, market expansion opportunities, market dominance and/or pricing power, significant barriers to entry and a strong balance sheet.

3)Technical Analysis – An evaluation that examines a stock’s pricing behavior and chart patterns to determine an uptrend or downtrend. Factors considered include, but are not limited to, relative performance as compared to the peer group and the overall market, historically significant price patterns, support and resistance levels and overbought and oversold levels.

The Advisor may sell a position when it no longer qualifies for purchase under at least two of the three independent components.

Principal Investment Risks

By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

•Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
•Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.
•Management Risk. The Large Cap Growth Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies might not produce the desired results. The Advisor may be incorrect in its assessment of a stock’s appreciation potential.
•Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Growth Style Investment Risk. Growth stocks can perform differently from the market as a whole and from other types of stocks. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising or falling in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.
•Foreign Securities and Emerging Markets Risk. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Large Cap Growth Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. Emerging markets are more volatile than the markets of developed countries.
•Depositary Receipt Risk. The Large Cap Growth Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
•Investment Company Risk. When the Large Cap Growth Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Large Cap Growth Fund also will incur brokerage costs when it purchases ETFs.
•Options Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.
•Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
•Short Sales Risk. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Large Cap Growth Fund will realize a loss. The risk on a short sale is unlimited because the Large Cap Growth Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.
•Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Large Cap Growth Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if securities of companies in such a sector comprised a lesser portion of the Large Cap Growth Fund’s portfolio.
•Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Performance
The following information provides some indication of the risks of investing in the Large Cap Growth Fund. The bar chart shows the annual return for the Fund’s Institutional Class shares from year to year. The table shows how the Fund’s Institutional Class and Investor Class average annual returns for one year, five years and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.logancapitalfunds.com or by calling the Fund toll-free at 1-855-215-1200.

Calendar Year Total Return as of December 31 – Institutional Class*

50%
40%
30%
20%
10%
0%
-10%
36.36%
5.24%
7.34%
2.13%
31.31%
-4.81%
39.12%
38.23%
2013
2014
2015
2016
2017
2018
2019
2020

*The Large Cap Growth Fund’s year-to-date return as of June 30, 2021 was 12.06% .

Highest Quarterly Return	Q2: 2020	30.67%
Lowest Quarterly Return	Q4: 2018	-19.31%

Average Annual Total Returns (For the periods ended December 31, 2020)	1 Year	5 Years	Since Inception (6/28/2012)
Institutional Class
Return Before Taxes	38.23%	19.68%	17.67%
Return After Taxes on Distributions	36.58%	19.22%	17.35%
Return After Taxes on Distributions and Sale of Fund Shares	23.78%	16.02%	14.91%
Investor Class
Return Before Taxes	38.01%	19.42%	17.39%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	19.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses.

Management

Investment Advisor	Portfolio Managers	Managed the Fund Since:
Logan Capital Management, Inc.	Al Besse, Principal Stephen S. Lee, Principal Dana H. Stewardson, Principal	2012 2012 2012

Purchase and Sale of Fund Shares
You may purchase or redeem Large Cap Growth Fund shares on any business day by written request via mail (Logan Capital Large Cap Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-215-1200, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class
All Accounts	$100,000	$50
Investor Class
Regular	$5,000	$50
Automatic Investment Plan	$5,000	$50
Coverdell Accounts	$2,000	$50
Retirement Accounts	$1,000	$50

Tax Information
The Large Cap Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Large Cap Growth Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.